Abbreviated AXA Organizational Chart *


Oudinot Participations (France)
AXA RE(A) (France)
Other Subsidiaries
<0.10%
>99.9%
AXA America Holdings, Inc. (DE)
AXA Space Inc. (MD)
AXA Re America Insurance Company (DE)
99.5%(B)
AXA America Corporate Solutions (DE)
AXA Financial, Inc. (DE)
MONY Holdings, LLC
The Advest Group, Inc.
AXA Corporate Solutions Reinsurance Company (DE)
MONY Life Insurance Company (NY)
MONY Securities Corporation
MONY Brokerage, Inc.
Enterprise Capital Management, Inc.
AXA Re Property & Casualty Insurance Company (DE)
AXA Corporate Solutions Life Reinsurance Company (DE)
AXA Delaware LLC (DE)
MONY Life Insurance Company of America (AZ)
U.S. Financial Life Insurance Company (OH)
AXA Financial Services, LLC
AXA Corporate Solutions Management Services of Texas, Inc.
AXA Corporate Solutions Insurance Company (NY)
AXA Equitable Life Insurance Company (NY)
AXA Distribution Holding Corporation
13.1%
AXA Corporate Solutions Lloyds Insurance Co. of Texas (TX)
AXA Corporate Solutions Excess & Surplus Lines Insurance Company (DE)
42.3%
Alliance Capital Management L.P.
AXA Life and Annuity Company (CO)
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC

* This chart reflects the results of the recent AXA Realignment and the U.S.-domiciled insurance subsidiaries of AXA that were affected by the Realignment.

(A) Approximately 16 of the 19,554,934 issued and outstanding shares of AXA RE are held by directors AXA RE and two of AXA's parent companies (ie., AXA Assurance IARD and AXA Assurances Vie Mutuelle).

(B) Indirect subsidiaries of AXA directly own the remaining 0.5% of the shares of AXA Financial, Inc.

- All insurance companies are shaded.
- Ownership is 100% unless otherwise noted.

A470417

AXA

OWNERSHIP STRUCTURE
JANUARY 1, 2004


MUTUELLES AXA
71.10%
(80.36%)
(a)
2.75%
(4.52%)
BNP PARIBAS
21.32%
(12.80%)
FINAXA
17.11%
(27.89%)
(a)
AXA
73.40%
(61.70%)
SHARES PUBLICLY TRADED
95.42%
(97.16%)
4.79%
(5.38%)
EMPLOYEES AND AGENTS
ANF
0.31%
(0.51%)
1.64%
Treasury Shares

( ) : in voting power.
(a) directly and indirectly in share capital and in voting power.

AXA

OWNERSHIP STRUCTURE
(in the Annual Report)
FEBRUARY 29, 2004



MUTUELLES AXA
71.11%
(80.36%)
(a)
2.75%
(4.40%)
BNP PARIBAS
21.32%
(12.80%)
FINAXA
17.11%
(27.15%)
(a)
AXA
73.49%
(62.79%)
SHARES PUBLICLY TRADED
95.42%
(97.16%)
4.73%
(5.16%)
EMPLOYEES AND AGENTS
ANF
0.31%
(0.50%)
1.61%
Treasury Shares

( ) : in voting power.
(a) directly and indirectly in share capital and in voting power.

ASSISTANCE - JANUARY 1st, 2004


AXA
100 %
AXA Assistance SA
100%
100%
100%
AXA Assistance France
Inter Partner Assistance
(Belgium)
Inter Partner Assistencia Espana SA
(Spain)
100%
66%
AXA Assistance Services
Delta Services
100%
80%
100%
51%
60%
Société Internationale de Maintenance et de Services (a)
Truck Assistance International
AXA Assistance Protection (a)
Emergency Medical Care Holding Ltd (UK)
Pluridis
100%
Truck Assistance International Services
Emergency Medical Care French Branch
Branches
- Amsterdam (The Netherlands)
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Rome (Italy)
AXA Assistance has participation in local companies: Call US (Austria).

(a) In run off.

ASSISTANCE - EUROPE - JANUARY 1st, 2004



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Services (Belgium)
100%
Auto Club Assistance ACA (Belgium)
51%
AXA Assistance Ceska Republika Sopl. (Czech Republic)
100%
AXA Assistance GmbH (Germany)
100%
Inter Partner Assistance Services GmbH (Gemany)
100%
Inter Partner Assistenza Servizi Spa (Italy)
80%
100%
Inter Partner Assistance Services BV (Netherlands)
100%
AXA Assistance Polska SA (Poland)
100%
Inter Partner Assistance Serviços (Portugal)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
100%
AXA Assistance UK (United Kingdom)

ASSISTANCE - AMERICA - ASIA - JANUARY 1st, 2004


AXA
Inter Partner Assistance
(Belgium)
AXA Asistencia Argentina (Argentina)
100%
100%
SFA Asia (Hong-Kong)
AXA Assistance Australia Pty Ltd (Australia)
100%
50%
Inter Partner Assistance Japan Ltd (Japan)
Inter Partner Assistance s/c Ltda (Brazil)
100%
100%
AXA Assistance Mexico SA de CV (Mexico)
AXA Assistance Canada Inc (Canada)
100%
100%
AXA Assistance Pte Ltd (Singapore)
AXA Asistencia Chile SA (Chile)
100%
97.46%
AXA Assistance Company Ltd (Thailand)
AXA Asistencia Colombia SA (Colombia)
66.30%
100%
AXA Assistance USA Inc (USA)
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
85%
100%
AXA Asistencia de Venezuela SA (Venezuela)

AUSTRALIA - NEW ZEALAND - JANUARY 1st, 2004


AXA
AXA UK
indirectly
indirectly
AXA Equity & Law Life Assurance Society (UK)
AXA Insurance plc
100%
48.25%
3.4%
100%
100%
AXA Insurance Australia Ltd (a)
(Australia)
AXA Asia Pacific Holdings Limited
(Australia)
GRE Holdings Limited
(Australia)
Moneymark Corporation Limited
(New Zealand)
indirectly (c)
SG Holdings Ltd (b)
(New-Zealand)

(a) In run off.
(b) SG means Sterling Grace.
(c) Owned by the National Mutual Life Association of Australasia Limited.

AUSTRALIA - AXA ASIA PACIFIC HOLDINGS LIMITED - JANUARY 1st, 2004



AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
48.25%
3.40%
AXA Asia Pacific Holdings Limited
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia)
51%
AXA Mandiri Financial Services
45%
AXA Life Insurance Corp. (Philippines)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (International) Ltd
100%
National Mutual Funds Management (Global) Limited
50%
Alliance Capital Management Australia Limited
100%
SG Holdings Pty Ltd (d)
100%
ipac securities
100%
AXA Financial Services Pte Ltd Singapore Holding Cy
100%
AXA Life Singapore Pte Ltd
100%
NM Insurances (Singapore) Pte Ltd
72.97%
AXA China Region Limited (Hong Kong)
27.03%
100%
Detura Limited
49% directly and indirectly (e)
Krungthai AXA Life Insurance Company Ltd (Thailand)
50%
Alliance Capital (USA)

(a) With AXA UK as sub-holding company
(b) 55% owned by First Metro Investment Corporation.
(c) Into liquidation.
(d) SG means Sterling Grace.
(e) Directly and indirectly and 50% by Krungthai Bank.

AXA CORPORATE SOLUTIONS ASSURANCE - JANUARY 1st, 2004


AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
AXA Corporate Solutions Services
50%
Ecorisk
(France)
100%
AXA Corporate Solutions Services Uk Ltd
(UK)
99.9%
Futur RE
(Luxembourg)
100%
AXA Corporate Solutions Marine Services Ltd
(Hong Kong)
AXA Corporate Solutions Assurance Canadian Branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch

AXA INVESTMENT MANAGERS - FRANCE - UK - JANUARY 1st, 2004


AXA
AXA France Assurance and Insurance and reinsurance companies
National Mutual Funds Management International Inc
AXA Belgium
AXA Konzern AG
AXA UK Plc
Elin BV
19.7% (a)
3.7%
47.8%
3.8%
6.6%
16.6%
1.9%
AXA Investment Managers
100%
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Epargne Entreprise (France)
33.3%
66.7%
25%
AXA Investment Managers UK Holding (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Gestion FCP (France)
Epargne Service Entreprise (France)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)

(a) The Mutuelles AXA also own 3.7%.

AXA INVESTMENT MANAGERS - EUROPE (OTHERS COUNTRIES) - JANUARY 1st, 2004



AXA
AXA Investment Managers
100%
100%
85%
100%
100%
AXA IM Benelux (a) (Belgium)
AXA Asset Managers Deutschland (Germany)
AXA Investment Managers Deutschland (Germany)
AXA Investments Managers Italia (Italy)
AXA Funds Management (Luxembourg))

(a) New corporate name (formerly AXA Investment Managers Benelux).

AXA INVESTMENT MANAGERS - UNITED STATES - ASIA - JANUARY 1st, 2004



AXA
AXA Investment Managers
100%
100%
100%
AXA Investment Managers Tokyo (Japan)
AXA Investment Managers US Holding (USA)
AXA Alternative Advisors (USA)
100%
AXA Investment Managers Rose (USA)
64%
75%
100%
AXA Rosenberg IM (Tokyo)
30%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
100%
100%
80%
20%
AXA Rosenberg Investment Management (London)
AXA Rosenberg Management Ireland Ltd (Dublin)
AXA Rosenberg Asia Pacific Holding LLC (USA)
100%
100%
AXA Rosenberg Asia-Pacific (a) (Hong Kong)
AXA Rosenberg Asia-Pacific (b) (Singapore)

(a) New corporate name (formerly AXA IM Hong-Kong Ltd).
(b) New corporate name (formerly AXA Rosenberg Singapore).

AXA INVESTMENT MANAGERS - PRIVATE EQUITY - JANUARY 1st, 2004



AXA
AXA Investment Managers
99%
AXA Investment Managers Private Equity
(France)
99%
100%
AXA Private Equity US
(USA)
AXA Investment Managers Private Equity Europe SA
(France)
100%
85%
AXA Private Equity Germany GmbH
(Germany)
AXA Asset Management Private Equity
(France)

AXA OEUVRES D'ART - AXA UNIVERSITY COMPANIES - JANUARY 1st, 2004



MUTUELLES AXA
FINAXA
100%
100%
100%
100%
AXA Cantenac Brown (a)
AXA Suduiraut (a)
Lor Patrimoine
AXA Oeuvres d'Art

(a) AXA University Companies.

AXA MILLESIMES - JANUARY 1, 2004


100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
99.99%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaï (Hungary)
99.98%
Oria
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.9%
99%
Cantenac Brown S.N.C.E.
1%
Cantenac Brown S.N.C.
100%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.9%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.9%
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99.99%
Châteaux & Associés l'Entrepôt S.N.C.

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA RE - JANUARY 1st, 2004
simplified


AXA
100%
AXA UK Holdings Limited
100%
100%
100%
100% (a)
Montgomerie & Workman Limited
Saint-Georges Ré
AXA RE
AXA Cessions
100%
English & Scottish Maritime and General Insurance Co. Limited

(a) 100% directly and indirectly.

AXA RE - EUROPE - MARCH 18, 2004


100%
AXA RE
100%
AXA RE UK Holding Company Ltd (UK)
100%
C.G.R.M. (Monaco)
100%
Oudinot Participations (France)
100%
AXA RE Finance (b) (France)
100%
AXA Reinsurance UK Plc (a)
98%
AXA RE UK Trustees Ltd
AXA RE UK branch (a)
AXA RE Madeira branch
AXA RE Finance Madeira Branch (b)

(a) In run off.
(b) No longer underwrites business.

AXA RE - AMERICA - ASIA/PACIFIC - JANUARY 1, 2004


AXA
100%
AXA RE
AXA RE Hong-Kong Branch (a)
AXA RE Canadian Branch
AXA RE Asia Pacific Australian Branch (b)
AXA RE Asia Pacific Malaysia Branch
100%
AXA RE Asia Pacific Pte. Ltd.
100%
Risc Limited (Bermuda)
100%
AXA America Corporate Solutions Inc.
100%
AXA RE Latin America, Inc.
100%
AXA RE Services Japan Co. Ltd
100%
AXA Corporate Solutions Reinsurance Company (a)
100%
AXA Space Inc.
100%
AXA RE Property & Casualty Insurance Company
100%
AXA Corporate Solutions Life Reinsurance Company (a)
100%
AXA Delaware LLC
100%
AXA Corporate Solutions Insurance Company
100%
AXA Corporate Solutions Excess & Surplus Lines Insurance Company
100%
AXA Corporate Solutions Management Services Company of Texas
100%
AXA RE America Insurance Company
AXA Corporate Solutions Llyods Insurance Company of Texas
(c)

(a) In run off.
(b) No longer underwrites business.
(c) Management agreement.

AXA REAL ESTATE INVESTMENT MANAGERS - JANUARY 1st, 2004



AXA
AXA Investment Managers
100%
AXA Real Estate Investment Managers
99.9%
99.96%
100%
100%
100%
100%
100%
AXA Real Estate Investment Managers Benelux (Belgium)
AXA Real Estate Investment Managers France (France)
AXA Imobilien (Germany)
AXA Real Estate Investment Managers Italia (Italy)
AXA Real Estate Investment Managers Iberica (Portugal)
AXA Real Estate Investment Managers Iberica (Spain)
AXA Real Estate Investment Managers Ltd (UK)
100%
100%
AXA Merkens Fonds (Germany)
AXA Real Estate Managers Deutschland (Germany)
100%
AXA Real Estate Investment Managers UK (UK)

BELGIUM - JANUARY 1st, 2004


AXA
AXA Holdings Belgium
Belgian Post
100%
100%
100%
50%
50%
50%
50%
100%
AXA Belgium
L'Ardenne Prévoyante
UAB
Assurances de La Poste-Vie
Assurances de La Poste
AXA Bank Belgium
100%
AXA Private Management (a)

(a) New corporate name (formerly AXA & Degroof Funds Portfolio).

BENELUX - JANUARY 1st, 2004



AXA UK
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
Guardian Royal Exchange International (Holdings) B.V.
(The Netherlands)
100%
Vinci BV
4.07%
AXA
84.3%
AXA Holdings Belgium (a)
(Belgium)
AXA Corporate Solutions Assurance
(France)
6.21%
AXA France IARD
(France)
5.41%
45.70%
100%
100%
100%
AXA Nederland B.V.
(b)
(The Netherlands)
40.20%
AXA Belgium
(Belgium)
AXA Bank Belgium
(Belgium)
AXA Luxembourg SA
(Luxembourg)
100%
Royale Belge Investissements
(Luxembourg)
14.10%

BRUNEI - MALAYSIA-PHILIPPINES
JANUARY 1st, 2004


AXA
AXA Asia Pacific Holdings Limited (Australia)
50.2%
45%
AXA AFFIN Assurance Berhard
(Malaysia)
Philippine AXA Life Insurance Corporation
(The Philippines)
55%
First Metro Investment Corporation
60%
AXA Insurance (B) Sdn Bhd
(Brunei)

CANADA - AXA CANADA - JANUARY 1st, 2004



AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
50%
100%
50%
90%
Agence Gilles Gadoua inc.
50%
AXA Assurances Inc.
50%
AXA Services financiers Inc.
InnovAssur, assurances générales Inc.
100%
100%
100%
50%
65.88%
100%
100%
AXA Insurance (Canada)
Anglo Canada General Insurance Company
Services Financiers AXA Assurances Inc.
SecuriGroupe Inc.
Insurance Corporation of Newfoundland Limited
AXA Pacific Insurance Company
AXA Assurances agricoles Inc.

CHINA including HONG KONG - JANUARY 1st, 2004



AXA
Directly and indirectly
AXA Asia Pacific Holdings Limited
National Mutual International Pty Ltd
72.97% (a)
51%
AXA China (France)
49%
51%
Minmetals
49%
100%
AXA Holdings Pte Ltd (Singapore)
82.5%
17.5%
100%
AXA General Insurance Hong Kong Ltd
AXA China Region Limited (a) (Hong Kong)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance (Hong Kong)
AXA Insurance Hong Kong Ltd (c) (Hong Kong)
Representative Offices (b) (China)

(a) Detura Limited, a subsidiary of The National Mutual International Pty Ltd, also owns 27.03% of the paid-up capital.
(b) Representative offices in Beijing, Chengdu, Wuhan and Dalian.
(c) Shell company.

E-BUSINESS- JANUARY 1st, 2004


AXA
AXA Konzern AG
100%
100%
AXA Group Solutions
(a)
AXA eSolutions
GmbH

(a) New corporate name since January 1st, 2003 (formerly AXA e-Services)

FINANCIAL SERVICES - JANUARY 1st, 2004



AXA
AXA France Assurance
AXA France Vie
100%
COMPAGNIE FINANCIERE DE PARIS
64.95%
35.04 %
AXA Banque
65%
100%
100%
100%
100%
100%
CETELEM
35%
AXA Crédit
SOFAPI
HOLDING SOFFIM
Sofinad
CFP-Crédit
CFPCC (USA)

FRANCE - HOLDING COMPANIES - JANUARY 1st, 2004



AXA Assurances IARD Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
44.24% (19.49%) (b)
11.72% (13.26%)
15.15% (17.61%)
BNP PARIBAS
21.32% (12.80%)
FINAXA
(a)
17.11% (27.89%) (b)
73.40% (61.70%)
Shares Publicly Traded
4.79% (5.38%)
Employees and Agents
1.64%
Treasury Shares
100%
100%
100%
95.42% (97.16%)
0.31% (0.51%)
Oudinot Finance
FDR Participations
Colisée Vendôme
A.N.F.
47.8%
48.25%
100%
99.77% (e)
100%
51%
99.77% (e)
Cie Financière des Agents Généraux d'AXA
Insurance companies
AXA Participations 2
Société Beaujon
Mofipar
AXA China (d)
AXA Technology Services
100% (c)
100%
99.92% (e)
C.F.G.A. 2000
Colisée Excellence
Vamopar

( ) voting rights.
(a) The Mutuelles AXA hold 2.75% (4.52%) of AXA.
(b) Directly and indirectly.
(c) by AXA France IARD.
(d) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(e) 100% directly and indirectly.

FRANCE - INSURANCE ACTIVITIES - JANUARY 1st, 2004



AXA Assurances IARD Mutuelle
44.24%
AXA Assurances Vie Mutuelle
11.72%
AXA Courtage Assurance Mutuelle
15.15%
2.75%
FINAXA
17.11% *
AXA
100%
100%
AXA France Assurance
AXA Assistance SA
100%
AXA Assistance France
99.92%
98.34%
98.75%
98.51%
100%
100%
64.95%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance
Juridica
Direct Assurance IARD
Direct Assurance Vie
AXA Banque
BNP Paribas
50%
50%
50.8%
49.1%
35.04%
94%
10%
Natio Assurance
AXA Caraïbes (Martinique)
Argovie
AXA Assurcrédit
40%
Coface
49.9%

* directly and indirectly.

GERMANY - JANUARY 1st, 2004



AXA
100%
Vinci BV
8.83%
67.72%
Kölnische Verwaltungs AG
für Versicherungswerte
39.73%
Public
8.31%
23.02%
25.63%
26.33%
AXA Konzern AG

GERMANY - INSURANCE COMPANIES - JANUARY 1st, 2004



AXA Konzern AG
100%
AXA ART Versicherung AG
74.3%
AXA Versicherung AG (c)
51.3%
47.8%
AXA Lebensver-sicherung AG
66.67%
AXA Bausparkasse AG
33.33%
97.8%
Deutsche Ärztever-sicherung AG
11.6%
52.7%
AXA Kranken-versicherung AG (a)
35.66%
100%
AXA Bank
39.9%
Roland Rechtsschutz-Versicherungs-AG (b)
100%
Colonia Insurance Ireland Plc (Ireland)
100%
AXA "die Alternative" Versicherung AG
100%
DARAG
29.6%
70.37%
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.
(c) 25.6% of the paid-up capital owned by GRE Continental Europe, a 100% owned subsidiary of AXA Konzern AG.

GERMANY - "ART INSURANCE" SUBSIDIARIES - JANUARY 1st, 2004


AXA
AXA Konzern AG
74.3%
AXA Versicherung AG (Cologne)
100%
AXA ART Versicherung AG (Cologne)
AXA ART Versicherung AG (Brussels)
AXA ART Versicherung AG (Breda)
AXA ART Assicurazioni (Milan)
AXA ART Versicherung AG (Luxembourg)
AXA ART Seguros & Reaseguros SA (Madrid)
AXA Nordstern France S.A. (Paris)
100% (a)
AXA ART Assurances S.A. (Paris)
AXA ART Insurance Ltd (London)
AXA ART Versicherung AG (Zürich)
AXA ART Holdings Inc. (New York)
AXA ART Services Ltd. (London)
Fine ART Service International Inc. (New York)
AXA ART Insurance Corporation (New York)

(a) 0.35% owned by AXA Versicherung AG.

INDONESIA - JANUARY 1st, 2004



AXA
AXA Asia Pacific Holdings Limited
(Australia)
80%
(a)
80%
(a)
PT Asuransi AXA Indonesia
P.T. AXA Life Indonesia

(a) Nominee arrangement regarding the other 20% of the shares.

IRELAND - JANUARY 1st, 2004


AXA UK Plc
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
AXA Holdings Ireland Limited
100%
AXA Ireland Limited
100%
100%
100%
AXA Direct Limited
AXA Insurance Limited (a)
AXA Group Services Limited
AXA Konzern AG
100% indirectly
Colonia Insurance (Ireland) Plc

(a) New corporate name since February 18, 2002 (formerly AXA PMPA Insurance Limited)

ITALY - JANUARY 1st, 2004


AXA
98.24% (a)
AXA Italia S.p.A.
AXA France Assurance
AXA France Vie
AXA France Collectives Italy Branch
100%
98.1% (b)
100%
UAP Vita
AXA Assicurazioni
AXA Interlife S.p.A.
100%
28.9%
100%
99%
50%
Centurion Immobiliare S.p.A.
AXA SIM (c)
AXA Partecipazioni
AXA Carlink
AXA Cattolica Previdenza in Azienda S.p.A. (d)
71.1%

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Collectives Italy Branch also holds 1.9% of the paid-up capital and third-parties 0.01%.
(c) Financial company.
(d) Under authorization for insurance business.

JAPAN - JANUARY 1st, 2004


AXA
96.4% (a)
100%)
AXA Insurance Holding Co., Ltd
AXA non-life Insurance Co., Ltd
100%
100%
AXA Group Life Insurance Co., Ltd
AXA Life Insurance Co., Ltd

(a) 3.6% held by private shareholders.

LATIN AMERICA - JANUARY 1st, 2004



(Uruguay)
(Brazil)
(Chile)
63.2%
54%
99.9%
100%
Voltaire Participaçoes
AXA Inversiones Chile Limitada
AXA Seguros Uruguay
36.79%
AXA Seguros Brasil SA (a)
79.5%
UAP International do Brasil
20.5%
Monteiro Aranha
45.7%
29.87%
70.1%
Rio Branco Participaçoes SA

(a) In run off

LUXEMBOURG - JANUARY 1st, 2004


AXA Holdings Belgium
100%
AXA Bank Belgium
AXA Luxembourg SA
99.99%
99.99%
99.99%
99.99%
99.99%
Banque IPPA & Associés
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
Finaxa Luxembourg (a)
Crealux
(reinsurance)

(a) Shell company.

MAGHREB - MIDDLE EAST - JANUARY 1st, 2004



AXA
(Morocco)
(Lebanon)
(Arabian Peninsula)
51%
ONA
49%
AXA-ONA
100%
AXA Assurance Maroc
100%
82%
SOMAFIC (a)
ACRED (a)
49%
Groupe SLF
49%
AXA Middle East SAL Lebanon
2%
100%
AXA Holding SAL Lebanon
100%
AXA Insurance EC (Bahrein) Saudi Arabia
(United Arab Emirates)

(a) Consumer finance company.

THE NETHERLANDS - JANUARY 1st, 2004


AXA
AXA Holdings Belgium
AXA Nederland B.V.
100%
AXA Verzekeringen B.V.
100%
100%
100%
AXA Leven N.V.
AXA Schade N.V.
AXA Zorg N.V.

PORTUGAL - JANUARY 1st, 2004



AXA
AXA France Assurance
AXA Corporate Solutions Assurance
AXA France Vie
83.02%
9.07%
5.37%
87.63%
7.46%
AXA Portugal Companhia de Seguros SA (b)
2.15%
AXA Portugal Companhia de Seguros de Vida SA

(a) Shell company.
(b) Less than 0.5% of the shares are still owned by the public.
(c) In run off.

SINGAPORE - TAIWAN - JANUARY 1st, 2004



AXA
AXA France Assurance
AXA France IARD
Branch in Taiwan (a)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
100%
NM Insurances (Singapore) Pte Ltd (Singapore)
AXA Financial Services Pte Ltd Singapore Holding Cy (Singapore)
100%
100%
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Singapore Pte Ltd (Singapore)
100%
100%
AXA Holdings Pte Ltd (Singapore)
AXA Asia Regional Centre Pte Ltd (Singapore)
25.8%
74.2%
AXA Insurance Singapore (Singapore)

(a) Into liquidation.

SPAIN - MARCH 1st, 2004


AXA
100%
AXA Aurora, S.A.
99.7%
100%
AXA Aurora Ibérica, S.A., de Seguros y Reaseguros (b)
Hilo Direct S.A. de Seguros y Reaseguros
61%
100%
98.5%
100%
100%
100%
Z.R.Z., S.L. (a)
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
AXA Aurora Vida, S.A. de Seguros y Reaseguros (c)
Ayuda Legal, S.A. de Seguros y Reaseguros
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
100%
100%
AXA Ibercapital Agencia De Valores, S.A.
Consejeros Financieros Asesores de Seguros y Pensiones Agencia de Seguros

(a) AXA Aurora Vida also holds 9% of the paid-up capital.
(b) Minority shareholders hold 1.5% of the paid-up capital.
(c) Minority shareholders hold 0.3% of the paid-up capital.

SUB-SAHARAN AFRICA - JANUARY 1st, 2004



75.83%
AXA Assurances Côte d'Ivoire
(Ivory Coast)
14.25%
51.98%
19%
AXA Assurances Cameroun
(Cameroon)
99.9%
29.99%
UAT
(Togo)
99.92%
AXA Vie Cameroun
(Cameroon)
69.36%
AXA Vie Côte d'Ivoire
(Ivory Coast)
21.98%
86.49%
AXA Assurances Gabon
(Gabon)
64.51%
AXA Assurances Senegal (a)
(Senegal)
51.52%
16.12%
AXA Vie Gabon
(Gabon)
U.G.A.R.
(Guinea)
40%

(a) AXA Assurance Maroc also owns 8.67% of the paid-up capital.

SWITZERLAND - JANUARY 1st, 2004



95%
100%
AXA Compagnie d'Assurances sur la Vie
5%
AXA Compagnie d'Assurances
100%
Juridica
Compagnie d'assurance de la Protection Juridique SA

THAILAND - JANUARY 1st, 2004


AXA
100%
directly and indirectly
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
ASM Holdings Ltd
24.99%
49%
directly and indirectly
36.36%
Compass Holding Company Limited (a)
Bank of Asia
22.06%
AXA Insurance Public Co. Ltd
Tisco (Tru-Way)
11.07%
Krungthai AXA Life Insurance Company Ltd
50%
Krungthai Bank
99.97%
V & N Associates

(a) Transferred to nominees of AXA Insurance Public Co. Ltd.

TURKEY - JANUARY 1st, 2004


AXA
50%
AXA Oyak Holding A.S.
50%
Oyak
100%
70.9%
AXA Oyak Hayat Sigorta A.S.
(life)
AXA Oyak Sigorta A.S.
(non life)
19.7%
T.C. Ziraat Bankasi
7.6%
TPAO (a) Personeli Vakfi
1.8%
Others

(a) Turkisch Petroleum Research Foundation established by its personnel.

UNITED KINGDOM - AXA UK - JANUARY 1st, 2004



AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
100%
Guardian Royal Exchange Plc
AXA Sun Life Holdings Plc
100%
AXA Insurance Plc
100%
100%
100%
AXA Sun Life Plc
AXA Sun Life Direct Limited
Sun Life Assurance Society Plc
100%
100%
100%
AXA Holdings Ireland Limited (Ireland)
AXA Insurance UK Plc
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited

UNITED STATES - ALLIANCE - JANUARY 1st, 2004



AXA
92.48%
(100% directly and indirectly)
AXA Financial, Inc.
100% indirectly
The Equitable Life Assurance Society of the United States
100%
Equitable Holdings LLC
Public and employees
98%
100%
13%
(54.4% directly and indirectly)
2.1%
ECMC, LLC
0.9%
Alliance Capital Management Holding LP
0.9%
A.C.M.C. Inc
100%
0.1%
13%
30.7%
26.3%
Alliance Capital Management Corporation
1% general partnership interest
Alliance Capital Management L.P.
13%
SCB Partners, Inc
1.6%
Public and employees
100%
Alliance Capital Management Corporation of Delaware

UNITED STATES - AXA FINANCIAL INC. - JANUARY 1st, 2004


AXA
92.48%
(100% directly and indirectly)
AXA FINANCIAL INC.
100%
AXA Financial Services, LLC
100%
100%
The Equitable Life Assurance Society of the United States
AXA Distribution Holding Corporation
12.88
42.63%
100%
100%
100%
100%
Alliance Capital Management L.P.
The Equitable of Colorado, Inc
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC